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                                                                    EXHIBIT 10.2

                      As amended by the Board and Shareholders February 27, 2004

                               ANGIODYNAMICS INC.
                               ------------------

                             1997 STOCK OPTION PLAN
                             ----------------------

1.   PURPOSE OF PLAN
     ---------------

The purpose of this 1997 Stock Option Plan (the "Plan") is to assist AngioDynamics Inc. (the "Company") and its subsidiaries in the continued employment of key employees, consultants and directors by offering them a greater stake in the Company's success and a closer identity with it, and to aid in gaining the services of individuals who would be helpful to the Company and would contribute to its success.

2.   DEFINITIONS
     -----------

     (a) "Board" means the board of directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means the committee described in Paragraph 5.

     (d) "Date of Grant" means the date on which an Option is granted.

     (e) "Exercise Price" means the price per Share that an Optionee must pay in order to exercise an Option.

     (f) "Incentive Stock Option" shall mean an Option granted under the Plan, designated at the time of such grant as an Incentive Stock Option (and qualifying as such under Section 422 of the Code) and containing the terms specified herein for Incentive Stock Options.

     (g) "Non-Qualified Option" shall mean an Option granted under the Plan, As amended by the Board and Shareholders February 27, 2004 designated at the time of such grant as a Non-Qualified Option and containing the terms

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                      As amended by the Board and Shareholders February 27, 2004 specified herein for Non-Qualified Options.

     (h) "Option" means any stock Option granted under the Plan and described either in Paragraph 3(a) or 3(b).

     (i) "Option Agreement" shall have the meaning set forth in Paragraph 7.

     (j) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

     (k) "Shares" means shares of Class B Non-Voting Common Stock of the
Company.

     (l) "Ten Percent Shareholder" means a person who on the Date of the Grant owns, either directly or within the meaning of the attribution rules contained in Section 425(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations, as defined respectively in Sections 425(e) and (f) of the Code.

     (m) "Value" means on any given date, the closing price of the Shares as reported by NASDAQ, or if listed on a national exchange, the closing price of the Shares on such exchange on such date, or if not so reported or listed, the fair market value of the Shares as determined by the Company in good faith.

3.   RIGHTS TO BE GRANTED
     --------------------

     Rights that may be granted under the Plan are:

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                      As amended by the Board and Shareholders February 27, 2004

     (a) Incentive Stock Options, that give the Optionee the right for a specified time period to purchase a specified number of Shares at an Exercise Price not less than that specified in Paragraph 7(a).

     (b) Non-Qualified Options, that give the Optionee the right for a specified time period to purchase a specified number of Shares at an Exercise Price not less than that specified in Paragraph 7(a).

4.   STOCK SUBJECT TO PLAN
     ---------------------

     The maximum number of Shares that may be issued under the Plan is One-Hundred-Thirty-Six and Four-Tenths (136.4) Shares, subject to adjustment pursuant to the provisions of Paragraph 10. If an Option terminates without having been exercised in whole or part, other Options may be granted covering the Shares as to which the Option was not exercised. Notwithstanding anything contained in the Plan to the contrary, no recipient of Options may be granted Options to purchase in excess of thirty-five percent (35%) of the maximum number of Shares authorized to be issued under the Plan.

5.   ADMINISTRATION OF PLAN
     ----------------------

     The grant of options under this Plan shall be approved by the Company's Board of Directors or a committee of the Board of Directors composed solely of two or more Non-Employee Directors (as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended) and any determination regarding the terms of such Options or any other determination regarding such Options shall be made by the Board of Directors or

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                      As amended by the Board and Shareholders February 27, 2004 such committee.

6.   GRANTING OF OPTIONS
     -------------------

     (a) Subject to Section 7, hereof the Company may, from time to time, designate: the key employees, consultants and directors of the Company to whom Options may be granted; the number of Shares covered by an Option; the relevant Exercise Price of an Option; the vesting provisions of the Option; and the term of an option.

     (b) An Incentive Stock Option shall not be granted to a director of the Company unless, as of the Date of Grant, such director is also an officer or key employee of the Company.

     (c) An Incentive Stock Option shall not be granted to a Ten Percent Shareholder except on such terms concerning the Exercise Price and period of exercise as are provided in Paragraph 7 with respect to such a person.

7.   OPTIONS AGREEMENTS AND TERMS
     ----------------------------

     Each Option shall be granted within 10 years of the date on which the Plan is adopted by the Board or the date the Plan is approved by the shareholders of the Company, whichever is earlier, and shall be evidenced by an option agreement that shall be executed on behalf of the Company and by the respective Optionee ("Option Agreement"). The terms of each Option Agreement shall be consistent with the following:

     (a) Exercise Price. The Exercise Price per Share shall not be less than 100
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percent of the Value of the Shares on the Date of Grant; provided that with respect to any

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                      As amended by the Board and Shareholders February 27, 2004

Incentive Stock Options granted to a Ten Percent Shareholder, the Exercise Price per Share shall not be less than 110 percent of the Value of the Shares on the Date of Grant.

     (b) Restriction on Transferability. No Option granted hereunder shall be
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pledged, hypothecated, charged, transferred, assigned or otherwise encumbered or disposed of by the Optionee, whether voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and any attempt to do so will cause such Option to be null and void. During the lifetime of the Optionee, an Option shall be exercisable only by Optionee, and upon the death of an Optionee the person to whom the rights shall have passed by will or by the laws of descent and distribution may exercise any Option in accordance with the provisions of Paragraph 7(e).

     (c) Payment. Full payment for Shares purchased upon the exercise of an
         -------
Option shall be made in cash or by surrendering Shares that have been owned by the Optionee for at least six months and that have an aggregate Value equal to the aggregate Exercise Price, or by delivering a combination of such Shares and cash. Upon the exercise of an Option, the Company shall have the right to require the Optionee to remit to the Company, in cash and/or through the retention of Shares acquired upon the exercise, an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery by the Company of any certificate for Shares. Upon the exercise of the Option, if the Company approves in its sole discretion or if a registered initial public offering of equity securities of the Company has occurred, the Optionee may elect to have the Company satisfy all or part of "the employer's minimum statutory withholding" obligation (within the meaning of Question 15(c) of FASB Interpretation No. 44) through the retention of whole

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                      As amended by the Board and Shareholders February 27, 2004

Shares acquired upon the exercise of such Option having a Value on the exercise date equal to the withholding obligation or part thereof in question.

     (d) Issuance of Certificates. Upon payment of the Exercise Price, a
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certificate for the number of Shares shall be delivered to such Optionee by the
Company. If listed on a national securities exchange, or reported on NASDAQ, the Company shall not be obligated to deliver any certificates for Shares until
(A)(i) such Shares have been listed (or authorized for listing upon official notice of issuance) on each securities exchange upon which outstanding Shares of such class at the time are listed or (ii) if such outstanding Shares are quoted on NASDAQ, such Shares have been approved for quotation thereon and (B) there has been compliance with such laws or regulations as the Company may deem applicable. The Company shall use its reasonable efforts to effect such listing or reporting and compliance.

     (e) Periods of Exercise of Options. An Option shall be exercisable in whole
         ------------------------------
or in part at such time as may be stated in the Option Agreement, provided that:

     (i) an Incentive Stock Option granted to a Ten Percent Shareholder shall in no event be exercisable after 5 years from the Date of Grant, and all other Options shall in no event be exercisable after 10 years from the Date of Grant;

     (ii) Incentive Stock Options shall be subject to the limitation set forth in Paragraph 8;

     (iii) if an Optionee ceases to be employed by the Company for any reason other than death or disability, an Incentive Stock Option or a Non-Qualified Option shall not be exercisable by such Optionee after three months from the date the Optionee ceases to be employed by the Company; provided, however, that if an Optionee's employment or other

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                      As amended by the Board and Shareholders February 27, 2004 relationship with the Company is terminated by the Company for cause, then an Incentive Stock Option or Non-Qualified Stock Option shall not be exercisable by such Optionee after the time of such termination;

     (iv) if an Optionee ceases to be employed by the Company due to disability, an Incentive Stock Option or Non-Qualified Option shall not be exercisable by such Optionee after one year from the date the Optionee ceases to be employed by the Company, and;

     (v) if an Optionee ceases to be employed by the Company due to death, an Incentive Stock Option or Non-Qualified Stock Option granted to such Optionee shall not be exercisable after one year from the date of death of such Optionee; provided that in such event, the person to whom the rights of the Optionee shall have passed by will or by the laws of descent and distribution may exercise any of the decedent's Options to the extent determined by the Company in its discretion, even if the date of exercise is within any time period prescribed by the Plan before or after which such Option shall not be exercisable.

     (f) Date of Exercise. The date of exercise of an Option shall be the date
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on which written notice of exercise is hand delivered or telecopied to the
Company, attention: Comptroller; provided that the Company shall not be obliged to deliver any certificates for Shares pursuant to the exercise of an Option until the Optionee shall have made full payment for such Shares in accordance with Section 7(c). Each such exercise shall be irrevocable when given. Each notice of exercise must state whether the Optionee is exercising an Incentive Stock Option or a Non-Qualified Option and must include a statement of preference or election as to the manner in which payment to the Company shall be made (Shares or cash or a combination of Shares and cash).

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                      As amended by the Board and Shareholders February 27, 2004

     (g) Termination of Status and Related Matters. For the purposes of the
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Plan: (i) a transfer of an employee between two employers, each of which is a company considered to be either a parent of the Company within the meaning of
Section 424(e) of the Code or a subsidiary of the Company within the meaning of
Section 424(f) of the Code, shall not be deemed a termination of employment,
(ii) employees of E-Z-EM, Inc. shall be deemed to be employees of the Company, and employment by E-Z-EM, Inc. shall be deemed to be employment by the Company, and (iii) service as a consultant or director of the Company shall be deemed to be employment by the Company; provided that the foregoing clauses (ii) and (iii) shall apply to Incentive Stock Options only if and to the extent permitted by the Code.

     (h) No Relation Between Incentive Stock Options and Non-Qualified Options.
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The grant, exercise, termination or expiration of any Incentive Stock Option granted to an Optionee shall have no effect upon any Non-Qualified Option held by such Optionee, nor shall the grant, exercise, termination or expiration of any Non-Qualified Option granted to an Optionee have any effect upon any Incentive Stock Option held by such Optionee.

8.   LIMITATION ON EXERCISE OF INCENTIVE STOCK OPTIONS
     -------------------------------------------------

     The aggregate fair market value (determined as of the time Incentive Stock Options are granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan (and any other plan of his or her employer corporation and its parent and subsidiary corporations, as defined respectively in Sections 424(e) and (f) of the Code), shall not exceed $100,000.

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                      As amended by the Board and Shareholders February 27, 2004

9.   RIGHTS AS STOCKHOLDERS
     ----------------------

     An Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her Options until the date of issuance of a stock certificate to him or her for such Shares.

10.  CHANGES IN CAPITALIZATION
     -------------------------

     In the event of a stock dividend, stock split, recapitalization, reclassification of shares, combination, subdivision, issuance of rights to all stockholders, or other similar corporate change, the Company shall make such adjustment in the aggregate number and class of Shares that may be issued under the Plan, and the number and class of Shares subject to, and the Exercise Price of, each then-outstanding Option, as it, in its sole and absolute discretion, deems appropriate.

11.  MERGERS, DISPOSITIONS AND CERTAIN OTHER TRANSACTIONS
     ----------------------------------------------------

     If during the term of any Option the Company shall be merged into or consolidated with or otherwise combined with another person or entity, or substantially all of the property or stock of the Company is acquired by another person or entity, or there is a divisive reorganization, spin-off or liquidation or partial liquidation of the Company, the Company may choose to take no action with regard to the Options outstanding or to take any of the following courses of action:

     (a) The Company may provide in any agreement with respect to any such merger,

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                      As amended by the Board and Shareholders February 27, 2004 consolidation, combination or acquisition that the surviving, new or acquiring corporation shall grant Options to the Optionees to acquire shares in such corporation with respect to which the excess of the fair market value of the shares of such corporation immediately after the consummation of such merger, consolidation, combination or acquisition over the Exercise Price, shall not be greater than the excess of the Value of the Shares over the Exercise Price of the Options, immediately prior to the consummation of such merger, consolidation, combination or acquisition; or

     (b) The Company may take such other action as the Board shall determine to be reasonable under the circumstances in order to permit Optionees to realize the value of rights granted to them under the Plan.

12.  PLAN NOT TO AFFECT EMPLOYMENT
     -----------------------------

     Neither the Plan nor any Option shall confer upon any employee of the Company any right to continue in the employment of the Company.

13.  INTERPRETATION
     --------------

     The Company shall have the power to interpret the Plan and to make and amend rules for putting it into effect and administering it. It is intended that the Incentive Stock Options shall constitute incentive stock options within the meaning of Section 422 of the Code, that the Non-Qualified Options shall constitute property subject to U.S. Federal income tax at exercise pursuant to the provisions of Section 83 of the Code and that the Plan shall qualify for the exemption available under the Rule. The provisions of the Plan shall be interpreted and applied insofar as possible to carry out such intent.

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                      As amended by the Board and Shareholders February 27, 2004

14.  AMENDMENTS
     ----------

     The Plan may be amended by the Board. No outstanding Option shall be affected by any such amendment that adversely affects the Option without the written consent of the Optionee or other person then entitled to exercise such Option.

15.  SECURITIES LAWS
     ---------------

     The Company shall have the power to make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then existing rules and regulations of the Securities and Exchange Commission.

16.  EFFECTIVE DATE AND TERM OF PLAN
     -------------------------------

     The Plan shall become effective on the date the Plan is adopted by the Board, and shall expire on the date that is ten years after the date on which the Plan is adopted by the Board unless sooner terminated by the Board. No Options may be granted under the Plan on or after the date on which it expires or is terminated, but the Plan shall continue in effect on and after that date with respect to any Options that were granted under the Plan before that date and that remain outstanding after that date, until such Options are exercised, forfeited or expire.

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                      As amended by the Board and Shareholders February 27, 2004

17.  GOVERNING LAW
     -------------

     The Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the State of Delaware.

                                              By order of the Board of Directors

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